UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019 (April 30, 2019)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐                  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As further described below in Item 5.07, on April 30, 2019, at the annual meeting of stockholders (the “Annual Meeting”) of ArcBest Corporation (the “Company”), the stockholders of the Company approved the amendment and restatement of the Company’s 2005 Ownership Incentive Plan (as so amended and restated, the “Plan”).

Previously, on February 22, 2019, the Company’s Board of Directors approved the Plan, which, among other things: (a) increases the number of shares that the Company may issue under the Plan by 625,000 shares; (b) imposes an annual, calendar-year-based limitation on the value that may be awarded under the Plan to each non-employee director; (c) extends the term of the Plan until February 22, 2029; and (d) renames the Plan to the “ArcBest Corporation Ownership Incentive Plan.”

A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the complete terms and conditions of the Plan. A description of the material terms of the Plan, as amended and restated, was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 8, 2019.

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of the Company was held on April 30, 2019, at which meeting four proposals were passed by stockholders.

Matters voted on by stockholders included the following:

(i)                     the election of directors to the Company’s Board of Directors until the 2020 annual stockholders meeting;

(ii)                  the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019;

(iii)               the annual advisory vote on the compensation of the Company’s named executive officers; and

(iv)              the approval of the ArcBest Corporation Ownership Incentive Plan, as amended and restated.

The results of the stockholders’ votes are reported below.

(i)                   The following directors were elected by the indicated vote:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Eduardo F. Conrado	22,274,653	49,468	1,803,977
Stephen E. Gorman	22,227,982	96,139	1,803,977
Michael P. Hogan	22,187,842	136,279	1,803,977
William M. Legg	21,856,592	467,529	1,803,977
Kathleen D. McElligott	22,267,600	56,521	1,803,977
Judy R. McReynolds	22,113,279	210,842	1,803,977
Craig E. Philip	22,274,096	50,025	1,803,977
Steven L. Spinner	22,178,782	145,339	1,803,977
Janice E. Stipp	22,188,467	135,654	1,803,977

(ii)                                  The ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

Votes For	21,388,137
Votes Against	2,716,518
Votes Abstained	23,443
Broker Non-Votes	0

(iii)                               The annual advisory vote on the compensation of the Company’s named executive officers:

Votes For	21,722,096
Votes Against	568,002
Votes Abstained	34,023
Broker Non-Votes	1,803,977

(iv)                              The approval of the Plan, as amended and restated:

Votes For	21,295,397
Votes Against	1,001,259
Votes Abstained	27,465
Broker Non-Votes	1,803,977

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

10.1                        ArcBest Corporation Ownership Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION
(Registrant)

Date:	May 6, 2019	/s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel and
Corporate Secretary